Business Combinations (Details) - USD ($)	Jun. 03, 2020	May 07, 2020
Business combinations, description	June 3, 2020 were valued at approximately $4.0 million, consisted of 4,633,333 ordinary shares issued at a fair value of $1,963,607 based on the closing market price of $0.4238 per share on June 3, 2020, and cash payment of $2.0 million.
Share Exchange Agreement [Member]
Business combinations ordinary shares issued	4,633,333	4,633,333
Business combinations aggregate amount paid to seller		$ 2,000,000
Business combinations ownership, percentage		100.00%